UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–06128)

Exact name of registrant as specified in charter:	Putnam Sustainable Leaders Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	June 30, 2020

Date of reporting period:	July 1, 2019 — December 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Sustainable Leaders Fund

Semiannual report
12 | 31 | 19

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNOPX

Putnam
Sustainable Leaders
Fund

Semiannual report
12 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

February 12, 2020

Dear Fellow Shareholder:

Global financial markets overcame a number of uncertainties in 2019. Both stock and bond markets experienced bouts of volatility, but performance recovered despite macroeconomic headwinds and risks. Stock markets worldwide delivered solid returns for the calendar year, with all three major U.S. equity indexes reaching record highs in December. The year was also beneficial for bond investors, as global fixed-income markets posted strong returns, thanks in part to policy easing from central banks.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches, such as maintaining a well-diversified portfolio, thinking about long-term goals, and speaking regularly with a financial advisor.

Thank you for investing with Putnam.

The managers of Putnam Sustainable Leaders Fund invest in companies that they believe have demonstrated a commitment to sustainable business practices. This commitment may be reflected through environmental, social, or corporate governance (ESG) policies, practices, or outcomes. Putnam believes that these types of companies can deliver more profitable, durable financial returns with lower risk profiles.

An enhanced analytical process

Sustainable investing is not a different asset class or investment style; it is an enhanced analytical approach. In our rapidly changing world, it is important for all investors to understand the risks and opportunities that lie beyond conventional financial statements. Thoughtful research that integrates relevant ESG considerations creates a more complete view of long-term fundamental business prospects. Recent research on investment performance indicates that companies adopting better corporate practices can also achieve better stock performance.

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Targeting companies with sustainable business practices

In analyzing companies for the portfolio, the fund’s managers look for excellence in areas such as clean and efficient materials use, plans to reduce carbon or water intensity, focus on employee well-being, improvements in workplace equality and diversity, and alignment of management incentives with the company’s sustainability objectives.

Rigorous analysis of company financial strength

With the goal of delivering capital appreciation for investors over time, the fund’s managers focus on companies with the potential to produce strong financial performance. They consider factors such as the stock’s valuation and the company’s financial strength, growth potential, competitive position, future earnings, and cash flows.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before March 21, 2018 the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* As of August 1, 2019, the S&P 500 Index replaced the Russell 3000 Growth Index as the benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by the S&P 500 Index more accurately reflect the types of securities that generally are held by the fund.

† The Russell 3000 Growth – S&P 500 Linked Benchmark represents performance of the Russell 3000 Growth Index from the inception date of the fund, August 31, 1990, through July 31, 2019 and performance of the S&P 500 Index from August 1, 2019, and thereafter.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/19. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on pages 14–15.

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How was the investing environment for U.S. stocks during the six-month reporting period?

STEPHANIE The period began during a somewhat turbulent time for stocks, due in large part to investor concerns over the escalating U.S.–China trade conflict. Stock performance was choppy in July, when the Federal Reserve cut short-term interest rates for the first time since 2008, but described the cut as a “mid-cycle adjustment.” Stocks were pressured again in August, with trade conflict headlines sending the Dow Jones Industrial Average to its biggest intraday drop of the year.

In the second half of the period, however, markets recovered after the Federal Reserve lowered short-term interest rates two more times. Following the October rate cut, the S&P 500 Index closed at a record high, and expectations of further monetary easing boosted stocks. In December, the Federal Reserve held rates steady and noted a favorable economic outlook for 2020. Also in December, all three major U.S. stock market indexes set new record highs.

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Allocations are shown as a percentage of the fund’s net assets as of 12/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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How did the fund perform in this environment?

KATHERINE For the six-month reporting period, the fund delivered a gain of 8.79%, underperforming its primary benchmark, the S&P 500 Index, which returned 10.92%. However, the fund outperformed its Lipper peer group, Multi-Cap Growth Funds, which delivered an average return of 7.29% for the period.

What were some holdings that contributed to performance during the period?

KATHERINE One highlight was our investment in DocuSign, a provider of a cloud-based e-signature platform. The stock recovered from a summer 2019 slide and became the top contributor to performance for the six-month period. The company’s revenues, billings, and profitability all showed improvement as more customers opted in to DocuSign’s time-saving and security-enhancing solutions.

STEPHANIE Another key contributor to performance was NXP Semiconductor, a Netherlands-based global semiconductor manufacturer. The stock advanced along with other semiconductor holdings in the fund, as demand was better than expected and it became clear that inventories were not excessive. NXP products provide increased efficiencies across a broad range of applications. We believe the stock trades at a reasonable valuation, and it remained in the portfolio at the close of the period.

KATHERINE The performance of AES is also worth noting. The company, which generates and distributes electrical power in 15 countries, reported strong earnings and cash flow during the period. The company is one of the biggest drivers of the shift to renewable power generation and is part of an important joint venture in energy storage technology. Investors have responded favorably to AES’s partnerships and projects that contribute to the global transition to cleaner energy.

Could you discuss some holdings that detracted from the fund’s performance during the period?

KATHERINE The top detractor was our investment in ICU Medical, a company that develops medical products for intravenous therapy, oncology, and other areas of critical care. The stock’s performance weakened as it became clear that the company was losing market share in its IV solutions business. Although we believe ICU offers a reasonable valuation and the company’s products provide valuable health benefits, we sold the fund’s position by the close of the period.

STEPHANIE One detractor that we continued to hold at the close of the period was Etsy, an e-commerce marketplace focused on handmade and vintage items and craft supplies. The company’s shares were pressured during the period as certain growth metrics moderated. In addition, Etsy employed some new tools for sellers that were met with mixed reactions. We believe the company’s long-term growth potential remains attractive, its valuation is reasonable, and it is a leader in creating value for entrepreneurs.

KATHERINE Our investment in Unilever, a London-based consumer goods company, detracted from returns for the period. The stock’s decline was due mainly to concerns over the company’s organic growth rate. Although growth is moderate, we believe the stock is attractively valued compared with that of the company’s peers. Unilever’s commitment to sustainable practices and products remains strong, in our view, and we continued to hold this position at period-end.

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As the fund enters the second half of its fiscal year, what is your outlook?

KATHERINE Looking ahead, we are optimistic about strong consumer trends and housing demand in the United States. There are also developments in many areas, such as clean energy and recycling, that we believe offer compelling investment opportunities.

It is important to note that we will continue to focus on key sustainability themes that remain relevant in any macroeconomic environment. Rather than trying to second-guess the direction of interest rates or GDP growth, we concentrate on building portfolios that can be resilient regardless of economic conditions and that can be flexible as market conditions shift.

Thank you both for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (8/31/90)
Before sales charge	11.93%	280.53%	14.30%	86.25%	13.24%	73.72%	20.21%	35.83%	8.79%
After sales charge	11.71	258.65	13.62	75.54	11.91	63.73	17.86	28.02	2.54
Class B (3/1/93)
Before CDSC	11.70	258.42	13.62	79.39	12.40	69.85	19.31	34.81	8.39
After CDSC	11.70	258.42	13.62	77.39	12.15	66.85	18.61	29.81	3.45
Class C (7/26/99)
Before CDSC	11.64	253.03	13.44	79.40	12.40	69.86	19.32	34.82	8.39
After CDSC	11.64	253.03	13.44	79.40	12.40	69.86	19.32	33.82	7.39
Class R (1/21/03)
Net asset value	11.66	271.11	14.01	83.93	12.96	72.41	19.91	35.48	8.65
Class R6 (5/22/18)
Net asset value	12.18	291.00	14.61	88.94	13.57	75.37	20.59	36.32	8.98
Class Y (7/19/94)
Net asset value	12.18	290.25	14.59	88.58	13.53	75.03	20.51	36.17	8.93

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Sustainable Leaders Fund 9

Comparative index returns For periods ended 12/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P 500 Index*	10.45%	256.66%	13.56%	73.86%	11.70%	53.17%	15.27%	31.49%	10.92%
Russell 3000
Growth – S&P 500	10.28	305.87	15.04	94.18	14.19	72.05	19.83	35.64	11.72
Linked Benchmark†
Lipper Multi-Cap
Growth Funds	10.50	252.81	13.30	72.47	11.38	63.62	17.68	31.41	7.29
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Effective August 1, 2019, the fund’s benchmark changed to the S&P 500 Index.

† The Russell 3000 Growth – S&P 500 Linked Benchmark represents performance of the Russell 3000 Growth Index from the inception date of the fund, August 31, 1990, through July 31, 2019 and performance of the S&P 500 Index from August 1, 2019, and thereafter.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/19, there were 572, 549, 493, 434, 305, and 27 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/19

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.311		—	—	$0.108	$0.643	$0.532
Capital gains
Long-term gains	5.892		$5.892	$5.892	5.892	5.892	5.892
Short-term gains	0.520		0.520	0.520	0.520	0.520	0.520
Total	$6.723		$6.412	$6.412	$6.520	$7.055	$6.944
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
6/30/19	$92.99	$98.66	$68.68	$76.05	$89.28	$100.88	$100.64
12/31/19	94.18	99.93	67.78	75.77	90.23	102.61	102.41

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/19	1.04%	1.79%	1.79%	1.29%	0.67%	0.79%
Annualized expense ratio for the
six-month period ended 12/31/19*	1.01%	1.76%	1.76%	1.26%	0.65%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.01% from annualizing the performance fee adjustment for the six months ended 12/31/19.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/19 to 12/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.30	$9.22	$9.22	$6.61	$3.41	$3.99
Ending value (after expenses)	$1,087.90	$1,083.90	$1,083.90	$1,086.50	$1,089.80	$1,089.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/19, use the following calculation method. To find the value of your investment on 7/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.13	$8.92	$8.92	$6.39	$3.30	$3.86
Ending value (after expenses)	$1,020.06	$1,016.29	$1,016.29	$1,018.80	$1,021.87	$1,021.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Investments in small and/or midsize companies increase the risk of greater price fluctuations. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund’s investment strategy of investing in companies that exhibit a commitment to sustainable business practices may result in the fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds that do not invest with a sustainable focus. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Russell 3000 Growth – S&P 500 Linked Benchmark represents performance of the Russell 3000 Growth Index from the inception date of the fund, August 31, 1990, through July 31, 2019 and performance of the S&P 500 Index from August 1, 2019, and thereafter.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related

14 Sustainable Leaders Fund

data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2019, Putnam employees had approximately $482,000,000 and the Trustees had approximately $76,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Sustainable Leaders Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Sustainable Leaders Fund

The fund’s portfolio 12/31/19 (Unaudited)

COMMON STOCKS (96.7%)*	Shares	Value
Banks (3.5%)
Bank of America Corp.	3,911,900	$137,777,118
First Republic Bank S	293,700	34,495,065
		172,272,183
Beverages (1.4%)
Heineken NV (Netherlands)	652,808	69,505,617
		69,505,617
Biotechnology (2.6%)
Amgen, Inc.	305,000	73,526,350
Vertex Pharmaceuticals, Inc. †	244,300	53,489,485
		127,015,835
Building products (1.2%)
Johnson Controls International PLC	1,407,600	57,303,396
		57,303,396
Capital markets (3.1%)
BlackRock, Inc.	249,000	125,172,300
EQT AB (Sweden) †	2,342,358	27,233,958
		152,406,258
Chemicals (5.0%)
Ecolab, Inc.	170,010	32,810,230
Koninklijke DSM NV (Netherlands)	574,949	74,875,243
Linde PLC	410,900	87,480,610
Novozymes A/S Class B (Denmark)	1,020,318	49,929,624
		245,095,707
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $69) (Private)
(Germany) † ∆∆ F	52	44
New Middle East Other Assets GmbH (acquired 8/2/13, cost $29) (Private)
(Germany) † ∆∆ F	22	19
		63
Consumer finance (0.2%)
Oportun Financial Corp. (acquired 6/23/15, cost $12,687,211)
(Private) † ∆∆ F	434,983	9,317,336
		9,317,336
Containers and packaging (1.1%)
Ball Corp.	803,200	51,942,944
		51,942,944
Electric utilities (1.0%)
NextEra Energy, Inc.	210,800	51,047,328
		51,047,328
Food and staples retail (2.8%)
Kroger Co. (The)	1,449,900	42,032,601
Walmart, Inc.	813,100	96,628,804
		138,661,405
Food products (1.7%)
Barry Callebaut AG (Switzerland)	12,102	26,734,941
McCormick & Co., Inc. (non-voting shares)	347,600	58,998,148
		85,733,089

Sustainable Leaders Fund 17

COMMON STOCKS (96.7%)* cont.	Shares	Value
Health-care equipment and supplies (5.0%)
Becton Dickinson and Co.	270,937	$73,686,736
Cooper Cos., Inc. (The)	139,200	44,723,568
Danaher Corp.	826,100	126,789,828
		245,200,132
Hotels, restaurants, and leisure (4.8%)
Chipotle Mexican Grill, Inc. †	97,700	81,785,647
Hilton Worldwide Holdings, Inc.	963,636	106,876,869
Vail Resorts, Inc.	200,500	48,085,915
		236,748,431
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $69) (Private)
(Germany) † ∆∆ F	104	87
		87
Independent power and renewable electricity producers (1.4%)
AES Corp.	3,508,300	69,815,170
		69,815,170
Industrial conglomerates (3.0%)
Honeywell International, Inc.	497,200	88,004,400
Roper Technologies, Inc.	173,500	61,458,905
		149,463,305
Insurance (3.1%)
AXA SA (France)	3,467,324	97,660,252
Prudential PLC (United Kingdom)	2,892,994	55,526,539
		153,186,791
Interactive media and services (2.9%)
Alphabet, Inc. Class A †	36,900	49,423,491
Alphabet, Inc. Class C †	68,860	92,067,197
		141,490,688
Internet and direct marketing retail (4.0%)
Amazon.com, Inc. †	89,377	165,154,396
Etsy, Inc. †	710,700	31,484,010
Global Fashion Group SA (Luxembourg) †	15,440	40,180
		196,678,586
IT Services (7.5%)
Accenture PLC Class A	240,300	50,599,971
Fidelity National Information Services, Inc.	842,000	117,113,780
Okta, Inc. †	355,930	41,063,644
Visa, Inc. Class A S	889,500	167,137,050
		375,914,445
Leisure products (1.7%)
Hasbro, Inc.	775,041	81,852,080
		81,852,080
Life sciences tools and services (1.8%)
Thermo Fisher Scientific, Inc.	278,600	90,508,782
		90,508,782
Machinery (1.2%)
Stanley Black & Decker, Inc.	368,200	61,025,468
		61,025,468

18 Sustainable Leaders Fund

COMMON STOCKS (96.7%)* cont.	Shares	Value
Multi-utilities (0.5%)
Ameren Corp.	303,100	$23,278,080
		23,278,080
Personal products (2.0%)
Unilever NV (Netherlands)	1,707,961	98,147,447
		98,147,447
Pharmaceuticals (1.4%)
Merck & Co., Inc.	786,100	71,495,795
		71,495,795
Road and rail (1.5%)
Union Pacific Corp.	406,200	73,436,898
		73,436,898
Semiconductors and semiconductor equipment (6.8%)
ASML Holding NV (Netherlands) S	145,500	43,059,270
First Solar Inc. † S	685,300	38,349,388
Micron Technology, Inc. †	646,700	34,779,526
NXP Semiconductors NV	653,400	83,151,684
ON Semiconductor Corp. †	2,609,700	63,624,486
Texas Instruments, Inc.	556,400	71,380,556
		334,344,910
Software (13.5%)
Adobe, Inc. †	349,800	115,367,538
DocuSign, Inc. † S	470,200	34,846,522
Microsoft Corp.	2,249,000	354,667,300
Salesforce.com, Inc. †	554,500	90,183,880
ServiceNow, Inc. † S	87,300	24,646,536
Talend SA ADR †	1,292,750	50,559,453
		670,271,229
Specialty retail (4.1%)
Home Depot, Inc. (The)	400,400	87,439,352
Lowe’s Cos., Inc.	522,100	62,526,696
TJX Cos., Inc. (The)	377,800	23,068,468
Ulta Beauty, Inc. †	107,800	27,288,492
		200,323,008
Technology hardware, storage, and peripherals (5.0%)
Apple, Inc.	841,032	246,969,047
		246,969,047
Textiles, apparel, and luxury goods (1.9%)
adidas AG (Germany)	153,262	49,820,671
Levi Strauss & Co. Class A S	2,265,742	43,706,163
		93,526,834
Total common stocks (cost $3,137,039,853)		$4,773,978,374

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 4/20/17,
cost $—) ∆∆	1/9/22	$42.00	55,497	$—
Total warrants (cost $—)				$—

Sustainable Leaders Fund 19

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
UNEXT.com, LLC $0.00 cv. pfd. (acquired 4/14/00, cost $10,451,238)
(Private) † ∆∆ F	$125,000	$—
Total convertible preferred stocks (cost $10,451,238)		$—

	Principal amount/
SHORT-TERM INVESTMENTS (6.1%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.81% [d]	Shares	163,846,100	$163,846,100
Putnam Short Term Investment Fund 1.72% L	Shares	134,408,776	134,408,776
U.S. Treasury Bills 1.889%, 3/12/20		$1,194,000	1,190,512
U.S. Treasury Bills 1.614%, 4/9/20 ∆		666,000	663,235
U.S. Treasury Bills 1.526%, 4/23/20 ∆		340,000	338,379
U.S. Treasury Bills 1.632%, 4/16/20 ∆		270,000	268,805
Total short-term investments (cost $300,714,799)			$300,715,807

TOTAL INVESTMENTS
Total investments (cost $3,448,205,890)	$5,074,694,181

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2019 through December 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $4,938,899,075.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $9,317,486, or 0.2% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,057,265 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,662,278 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

20 Sustainable Leaders Fund

FORWARD CURRENCY CONTRACTS at 12/31/19 (aggregate face value $135,766,475) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/18/20	$15,602,520	$15,262,068	$(340,452)
Barclays Bank PLC
	British Pound	Sell	3/18/20	351,477	343,807	(7,670)
JPMorgan Chase Bank N.A.
	Euro	Sell	3/18/20	53,524,567	52,981,753	(542,814)
State Street Bank and Trust Co.
	Euro	Sell	3/18/20	30,012,742	29,708,845	(303,897)
UBS AG
	Euro	Sell	3/18/20	37,848,439	37,470,002	(378,437)
Unrealized appreciation						—
Unrealized (depreciation)						(1,573,270)
Total						$(1,573,270)

* The exchange currency for all contracts listed is the United States Dollar.

Sustainable Leaders Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$141,490,688	$—	$—
Consumer discretionary	809,128,939	—	87
Consumer staples	392,047,558	—	—
Financials	477,865,232	—	9,317,336
Health care	534,220,544	—	—
Industrials	341,229,067	—	63
Information technology	1,627,499,631	—	—
Materials	297,038,651	—	—
Utilities	144,140,578	—	—
Total common stocks	4,764,660,888	—	9,317,486

Convertible preferred stocks	—	—	—
Warrants	—	—	—
Short-term investments	134,408,776	166,307,031	—
Totals by level	$4,899,069,664	$166,307,031	$9,317,486

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,573,270)	$—
Totals by level	$—	$(1,573,270)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22 Sustainable Leaders Fund

Statement of assets and liabilities 12/31/19 (Unaudited)

ASSETS
Investment in securities, at value, including $160,993,459 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $3,149,951,014)	$4,776,439,305
Affiliated issuers (identified cost $298,254,876) (Notes 1 and 5)	298,254,876
Cash	5,063,405
Foreign currency (cost $44) (Note 1)	44
Dividends, interest and other receivables	3,757,964
Foreign tax reclaim	735,625
Receivable for shares of the fund sold	1,219,708
Receivable for investments sold	83,424,199
Prepaid assets	64,960
Total assets	5,168,960,086

LIABILITIES
Payable for investments purchased	52,155,845
Payable for shares of the fund repurchased	3,565,602
Payable for compensation of Manager (Note 2)	2,293,836
Payable for custodian fees (Note 2)	83,061
Payable for investor servicing fees (Note 2)	1,265,896
Payable for Trustee compensation and expenses (Note 2)	2,050,391
Payable for administrative services (Note 2)	46,895
Payable for distribution fees (Note 2)	2,806,671
Unrealized depreciation on forward currency contracts (Note 1)	1,573,270
Collateral on securities loaned, at value (Note 1)	163,846,100
Other accrued expenses	373,444
Total liabilities	230,061,011

Net assets	$4,938,899,075

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,142,266,702
Total distributable earnings (Note 1)	1,796,632,373
Total — Representing net assets applicable to capital shares outstanding	$4,938,899,075

(Continued on next page)

Sustainable Leaders Fund 23

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($4,544,869,977 divided by 48,256,355 shares)	$94.18
Offering price per class A share (100/94.25 of $94.18)*	$99.93
Net asset value and offering price per class B share ($40,503,865 divided by 597,576 shares)**	$67.78
Net asset value and offering price per class C share ($39,293,992 divided by 518,580 shares)**	$75.77
Net asset value, offering price and redemption price per class R share
($8,795,041 divided by 97,473 shares)	$90.23
Net asset value, offering price and redemption price per class R6 share
($76,921,382 divided by 749,627 shares)	$102.61
Net asset value, offering price and redemption price per class Y share
($228,514,818 divided by 2,231,292 shares)	$102.41

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Sustainable Leaders Fund

Statement of operations Six months ended 12/31/19 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $531,757)	$26,081,890
Interest (including interest income of $1,478,835 from investments in affiliated issuers) (Note 5)	1,489,946
Securities lending (net of expenses) (Notes 1 and 5)	154,938
Total investment income	27,726,774

EXPENSES
Compensation of Manager (Note 2)	13,299,457
Investor servicing fees (Note 2)	3,797,854
Custodian fees (Note 2)	33,554
Trustee compensation and expenses (Note 2)	64,995
Distribution fees (Note 2)	6,007,508
Administrative services (Note 2)	75,872
Other	684,447
Total expenses	23,963,687
Expense reduction (Note 2)	(84,226)
Net expenses	23,879,461

Net investment income	3,847,313

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	173,739,513
Foreign currency transactions (Note 1)	(67,676)
Forward currency contracts (Note 1)	2,765,966
Total net realized gain	176,437,803
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	222,607,155
Assets and liabilities in foreign currencies	(9,939)
Forward currency contracts	(271,483)
Total change in net unrealized appreciation	222,325,733

Net gain on investments	398,763,536

Net increase in net assets resulting from operations	$402,610,849

The accompanying notes are an integral part of these financial statements.

Sustainable Leaders Fund 25

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 12/31/19*	Year ended 6/30/19
Operations
Net investment income	$3,847,313	$6,690,085
Net realized gain on investments
and foreign currency transactions	176,437,803	326,675,620
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	222,325,733	310,174,581
Net increase in net assets resulting from operations	402,610,849	643,540,286
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(14,107,553)	(1,656,389)
Class R	(10,179)	—
Class R6	(441,234)	(120,890)
Class Y	(1,118,028)	(502,095)
Net realized short-term gain on investments
Class A	(23,588,192)	(65,888,230)
Class B	(290,263)	(992,612)
Class C	(247,753)	(684,579)
Class M	—	(1,053,476)
Class R	(49,012)	(141,574)
Class R6	(356,830)	(931,833)
Class Y	(1,092,809)	(2,888,838)
From net realized long-term gain on investments
Class A	(267,272,358)	(548,904,999)
Class B	(3,288,903)	(8,269,301)
Class C	(2,807,237)	(5,703,126)
Class M	—	(8,776,353)
Class R	(555,340)	(1,179,432)
Class R6	(4,043,155)	(7,762,958)
Class Y	(12,382,366)	(24,066,481)
Increase in capital from settlement payments	—	10,987
Increase from capital share transactions (Note 4)	142,953,542	287,709,158
Total increase in net assets	213,913,179	251,737,265

NET ASSETS
Beginning of period	4,724,985,896	4,473,248,631
End of period	$4,938,899,075	$4,724,985,896

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 Sustainable Leaders Fund

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Sustainable Leaders Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From net	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	From return	Total	reimburse	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
December 31, 2019**	$92.99	.08	7.83	7.91	(.31)	(6.41)	—	(6.72)	—	$94.18	8.79*	$4,544,870	.51*	.08*	20*
June 30, 2019	95.86	.14	12.06	12.20	(.04)	(15.03)	—	(15.07)	—[g]	92.99	15.46	4,298,012	1.04	.16	30
June 30, 2018	83.77	.04	16.44	16.48	(.45)	(3.94)	—	(4.39)	—	95.86	20.16	4,085,165.99		.04	87
June 30, 2017	67.21	.30[e]	16.26	16.56	—	—	—	—	—	83.77	24.64	3,648,574	1.01	.40[e]	76
June 30, 2016	78.35	.05	(2.64)	(2.59)	(.39)	(8.11)	(.05)	(8.55)	—	67.21	(3.56)	3,221,906	1.03[d]	.07[d]	58
June 30, 2015	81.46	.05	6.70	6.75	(.24)	(9.62)	—	(9.86)	—	78.35	8.53	3,627,975	1.04	.06	69
Class B
December 31, 2019**	$68.68	(.20)	5.71	5.51	—	(6.41)	—	(6.41)	—	$67.78	8.39*	$40,504	.88*	(.30)*	20*
June 30, 2019	75.26	(.41)	8.86	8.45	—	(15.03)	—	(15.03)	—[g]	68.68	14.60	43,671	1.79	(.60)	30
June 30, 2018	66.70	(.52)	13.02	12.50	—	(3.94)	—	(3.94)	—	75.26	19.26	51,481	1.74	(.72)	87
June 30, 2017	53.91	(.21)[e]	13.00	12.79	—	—	—	—	—	66.70	23.72	57,979	1.76	(.35)[e]	76
June 30, 2016	64.63	(.39)	(2.17)	(2.56)	—	(8.11)	(.05)	(8.16)	—	53.91	(4.30)	63,183	1.78[d]	(.68)[d]	58
June 30, 2015	69.07	(.46)	5.64	5.18	—	(9.62)	—	(9.62)	—	64.63	7.73	82,571	1.79	(.69)	69
Class C
December 31, 2019**	$76.05	(.23)	6.36	6.13	—	(6.41)	—	(6.41)	—	$75.77	8.39*	$39,294	.88*	(.29)*	20*
June 30, 2019	81.69	(.45)	9.84	9.39	—	(15.03)	—	(15.03)	—[g]	76.05	14.60	38,196	1.79	(.59)	30
June 30, 2018	72.09	(.58)	14.12	13.54	—	(3.94)	—	(3.94)	—	81.69	19.26	34,733	1.74	(.74)	87
June 30, 2017	58.28	(.23)[e]	14.04	13.81	—	—	—	—	—	72.09	23.70	66,307	1.76	(.35)[e]	76
June 30, 2016	69.19	(.41)	(2.34)	(2.75)	—	(8.11)	(.05)	(8.16)	—	58.28	(4.29)	60,469	1.78[d]	(.68)[d]	58
June 30, 2015	73.30	(.49)	6.00	5.51	—	(9.62)	—	(9.62)	—	69.19	7.74	66,682	1.79	(.69)	69
Class R
December 31, 2019**	$89.28	(.04)	7.51	7.47	(.11)	(6.41)	—	(6.52)	—	$90.23	8.65*	$8,795	.63*	(.04)*	20*
June 30, 2019	92.81	(.08)	11.58	11.50	—	(15.03)	—	(15.03)	—[g]	89.28	15.18	8,443	1.29	(.10)	30
June 30, 2018	81.27	(.19)	15.94	15.75	(.27)	(3.94)	—	(4.21)	—	92.81	19.85	8,210	1.24	(.22)	87
June 30, 2017	65.36	.11[e]	15.80	15.91	—	—	—	—	—	81.27	24.34	7,930	1.26	.15[e]	76
June 30, 2016	76.43	(.12)	(2.59)	(2.71)	(.20)	(8.11)	(.05)	(8.36)	—	65.36	(3.82)	6,378	1.28[d]	(.17)[d]	58
June 30, 2015	79.65	(.15)	6.56	6.41	(.01)	(9.62)	—	(9.63)	—	76.43	8.28	8,888	1.29	(.19)	69
Class R6
December 31, 2019**	$100.88	.27	8.51	8.78	(.64)	(6.41)	—	(7.05)	—	$102.61	8.98*	$76,921	.33*	.27*	20*
June 30, 2019	102.51	.52	13.09	13.61	(.21)	(15.03)	—	(15.24)	—[g]	100.88	15.89	68,654.67		.53	30
June 30, 2018 †	103.52	.01	(1.02)	(1.01)	—	—	—	—	—	102.51	(.98)*	58,846	.07*	-f*	87
Class Y
December 31, 2019**	$100.64	.21	8.50	8.71	(.53)	(6.41)	—	(6.94)	—	$102.41	8.93*	$228,515	.38*	.21*	20*
June 30, 2019	102.50	.40	13.05	13.45	(.28)	(15.03)	—	(15.31)	—[g]	100.64	15.74	208,467.79		.41	30
June 30, 2018	89.27	.29	17.55	17.84	(.67)	(3.94)	—	(4.61)	—	102.50	20.46	178,886.74		.30	87
June 30, 2017	71.44	.52[e]	17.31	17.83	—	—	—	—	—	89.27	24.96	199,737.76		.64[e]	76
June 30, 2016	82.75	.24	(2.80)	(2.56)	(.59)	(8.11)	(.05)	(8.75)	—	71.44	(3.32)	142,456	.78[d]	.32[d]	58
June 30, 2015	85.51	.26	7.04	7.30	(.44)	(9.62)	—	(10.06)	—	82.75	8.80	157,844.79		.30	69

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Sustainable Leaders Fund	Sustainable Leaders Fund 29

Financial highlights cont.

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to June 30, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.22	0.29%
Class B	0.18	0.30
Class C	0.19	0.29
Class M	0.19	0.29
Class R	0.21	0.28
Class Y	0.22	0.27

f Amount represents less than 0.01%.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to less than $0.01 per share outstanding on March 6, 2019.

The accompanying notes are an integral part of these financial statements.

30 Sustainable Leaders Fund

Notes to financial statements 12/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2019 through December 31, 2019.

Putnam Sustainable Leaders Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies that Putnam Management believes exhibit a commitment to sustainable business practices. Stocks of companies that exhibit a commitment to sustainable business practices are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management considers, among other factors, a company’s sustainable business practices (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also invest in non-U.S. companies. Sustainable investing. Putnam Management believes that companies that exhibit leadership in sustainable business practices also often exhibit more profitable, durable financial returns with lower risk profiles. Accordingly, in selecting investments, the fund focuses on companies that Putnam Management believes have a demonstrated commitment to sustainable business practices. This commitment may be reflected through environmental, social and/or corporate governance (ESG) policies, practices or outcomes.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates

Sustainable Leaders Fund 31

and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities

32 Sustainable Leaders Fund

is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign

Sustainable Leaders Fund 33

exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,573,270 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,057,265 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $163,846,100 and the value of securities loaned amounted to $160,993,459.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $3,450,418,035, resulting in gross unrealized appreciation and depreciation of $1,667,130,310 and $44,427,434, respectively, or net unrealized appreciation of $1,622,702,876.

34 Sustainable Leaders Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the benchmark indices described below each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.12% The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Effective August 1, 2019, the fund’s benchmark index is the S&P 500 Index. Before August 1, 2019, the fund’s benchmark index was the Russell 3000 Growth Index. Because the performance adjustment is based on a rolling thirty-six-month performance period, there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the Russell 3000 Growth Index for the portion of the performance period before August 1, 2019, and the performance of the S&P 500 Index for the remainder of the period.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.282% of the fund’s average net assets, which included an effective base fee of 0.276% and an increase of 0.007% ($311,883) based on performance.

Putnam Management has contractually agreed, through October 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Sustainable Leaders Fund 35

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,497,201	Class R	6,955
Class B	33,265	Class R6	17,401
Class C	30,446	Class Y	173,413
Class M	39,173	Total	$3,797,854

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $29,406 under the expense offset arrangements and by $54,820 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,172, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

36 Sustainable Leaders Fund

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$5,410,888
Class B	1.00%	1.00%	206,019
Class C	1.00%	1.00%	188,590
ClassM*	1.00%	0.75%	180,475
Class R	1.00%	0.50%	21,536
Total			$6,007,508

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $111,840 and $795 from the sale of class A and class M shares, respectively, and received $5,431 and $745 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $42 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$930,107,179	$1,088,915,391
U.S. government securities (Long-term)	—	—
Total	$930,107,179	$1,088,915,391

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 12/31/19		YEAR ENDED 6/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	1,106,500	$105,568,119	1,084,952	$94,494,517
Shares issued in connection with
reinvestment of distributions	3,176,052	287,841,706	7,329,698	580,805,189
	4,282,552	393,409,825	8,414,650	675,299,706
Shares repurchased	(2,245,556)	(209,755,484)	(4,811,342)	(432,544,222)
Net increase	2,036,996	$183,654,341	3,603,308	$242,755,484

Sustainable Leaders Fund 37

	SIX MONTHS ENDED 12/31/19		YEAR ENDED 6/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	4,746	$321,188	24,306	$1,749,813
Shares issued in connection with
reinvestment of distributions	54,365	3,547,322	155,925	9,163,732
	59,111	3,868,510	180,231	10,913,545
Shares repurchased	(97,396)	(6,642,723)	(228,393)	(15,471,400)
Net decrease	(38,285)	$(2,774,213)	(48,162)	$(4,557,855)

	SIX MONTHS ENDED 12/31/19		YEAR ENDED 6/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	48,620	$3,714,327	103,818	$7,751,310
Shares issued in connection with
reinvestment of distributions	40,595	2,961,391	94,649	6,159,738
	89,215	6,675,718	198,467	13,911,048
Shares repurchased	(72,855)	(5,553,090)	(121,412)	(8,868,178)
Net increase	16,360	$1,122,628	77,055	$5,042,870

	SIX MONTHS ENDED 12/31/19*		YEAR ENDED 6/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	3,163	$248,225	13,046	$979,699
Shares issued in connection with
reinvestment of distributions	—	—	144,654	9,644,094
	3,163	248,225	157,700	10,623,793
Shares repurchased	(766,326)	(62,447,659)	(66,534)	(5,029,283)
Net increase (decrease)	(763,163)	$(62,199,434)	91,166	$5,594,510

	SIX MONTHS ENDED 12/31/19		YEAR ENDED 6/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	8,374	$742,524	12,314	$1,106,440
Shares issued in connection with
reinvestment of distributions	7,071	614,082	17,327	1,319,970
	15,445	1,356,606	29,641	2,426,410
Shares repurchased	(12,545)	(1,106,901)	(23,526)	(1,964,919)
Net increase	2,900	$249,705	6,115	$461,491

	SIX MONTHS ENDED 12/31/19		YEAR ENDED 6/30/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	74,397	$7,614,098	64,937	$6,391,285
Shares issued in connection with
reinvestment of distributions	49,045	4,841,219	102,771	8,815,681
	123,442	12,455,317	167,708	15,206,966
Shares repurchased	(54,385)	(5,487,317)	(61,197)	(5,979,730)
Net increase	69,057	$6,968,000	106,511	$9,227,236

38 Sustainable Leaders Fund

	SIX MONTHS ENDED 12/31/19		YEAR ENDED 6/30/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	226,813	$23,035,717	511,106	$50,119,143
Shares issued in connection with
reinvestment of distributions	144,198	14,207,822	309,380	26,495,292
	371,011	37,243,539	820,486	76,614,435
Shares repurchased	(211,029)	(21,311,024)	(494,453)	(47,429,013)
Net increase	159,982	$15,932,515	326,033	$29,185,422

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/19	cost	proceeds	income	of 12/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$154,042,280	$467,882,279	$458,078,459	$1,502,610	$163,846,100
Putnam Short Term
Investment Fund**	210,401,383	586,711,100	662,703,707	1,478,835	134,408,776
Total Short-term
investments	$364,443,663	$1,054,593,379	$1,120,782,166	$2,981,445	$298,254,876

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$136,700,000
Warrants (number of warrants)	55,000

Sustainable Leaders Fund 39

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$—	Payables	$1,573,270
Equity contracts	Investments	—	Payables	—
Total		$—		$1,573,270

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$2,765,966	$2,765,966
Equity contracts	—	—	—
Total	$—	$2,765,966	$2,765,966

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$(271,483)	$(271,483)
Equity contracts	—	—	—
Total	$—	$(271,483)	$(271,483)

40 Sustainable Leaders Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency contracts#	$—	$—	$—	$—	$—	$—
Total Assets	$—	$—	$—	$—	$—	$—
Liabilities:
Forward currency contracts#	340,452	7,670	542,814	303,897	378,437	1,573,270
Total Liabilities	$340,452	$7,670	$542,814	$303,897	$378,437	$1,573,270
Total Financial and Derivative	$(340,452)	$(7,670)	$(542,814)	$(303,897)	$(378,437)	$(1,573,270)
Net Assets
Total collateral received	$(171,278)	$—	$(482,876)	$(181,181)	$(221,930)
(pledged)†##
Net amount	$(169,174)	$(7,670)	$(59,938)	$(122,716)	$(156,507)
Controlled collateral received
(including TBA commitments)*	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)*	$(171,278)	$—	$(482,876)	$(181,181)	$(221,930)	$(1,057,265)

* Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Sustainable Leaders Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
International Growth Fund	Short-Term Municipal Income Fund
Small Cap Growth Fund	Tax Exempt Income Fund
Sustainable Future Fund	Tax-Free High Yield Fund
Sustainable Leaders Fund
State tax-free income funds‡:
Value	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Small Cap Value Fund

42 Sustainable Leaders Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Sustainable Leaders Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Sustainable Leaders Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Sustainable Leaders Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA013 319780 2/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Sustainable Leaders Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2020